PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2022
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

6.PROPERTY AND EQUIPMENT, NET

Property and equipment, as of December 31, 2021 and 2022 are as follows:

	As of December 31,
	2021	2022
	RMB	RMB
Cost
Electronic equipment	46,856	79,663
Leasehold improvements	48,901	63,995
Machinery and equipment	12,622	121,614
Furniture and fixture	32,599	54,851
Transportation vehicles	2,003	4,411
Total cost	142,981	324,534
Less: Accumulated depreciation	(39,810)	(84,329)
Property and equipment, net	103,171	240,205
Construction in Progress	218,456	264,748
Total	321,627	504,953

Depreciation expenses were RMB21,187 and RMB44,856 for the years ended December 31, 2021 and 2022, respectively.

The construction in progress as of December 31, 2021 and 2022 mainly represents the Company’s new manufacturing facility in Shanghai, PRC, and is expected to commence manufacturing in 2023.